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                                                                   Exhibit 10.22

SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                               OPTION AGREEMENT

     This OPTION AGREEMENT (the "Agreement") is entered into as of this 12th day of August, 1999 by and between Information Management Associates, Inc., a Connecticut corporation ("IMA"), and Wand Affiliates Fund L.P., an investor ("Holder") in the capital stock of buyingedge.com, a Connecticut corporation ("buyingedge.com").

                                   RECITALS

     WHEREAS, buyingedge.com, Holder and certain other parties have entered into a Series A Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith (the "Series A Financing") pursuant to which buyingedge.com has agreed to sell shares of its Series A Preferred Stock to Holder and certain other investors;

     WHEREAS, as a condition to the closing of the Series A Financing, IMA has agreed to grant an option to Holder to acquire shares of IMA's capital stock;

     WHEREAS, to induce Holder to enter into the Purchase Agreement, IMA, buyningedge.com and Holder have agreed to enter into this Agreement to provide Holder with the right to purchase shares of capital stock of IMA.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:

                                   AGREEMENT

     1.   Grant of Option to Buy Shares.
          -----------------------------

FOR VALUE RECEIVED, subject to the terms and conditions herein set forth, IMA hereby grants to Holder an option (the "Option") to purchase up to Seventeen Thousand Six Hundred Forty Five (17,645) shares of IMA's common stock (the "Shares") at a per share price equal to $6.20 per share, for an aggregate purchase price of One Hundred Nine Thousand Three Hundred

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Ninety Nine Dollars ($109,399) (the "Purchase Price").

The number of Shares issuable upon exercise of the Option and the Purchase Price to be paid by Holder upon exercise of the Option shall each be appropriately adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event altering the number of outstanding shares of IMA's capital stock.

          c. In case IMA shall make or issue, or fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the shares payable in securities of IMA, then, and in each such case, Holder, on exercise of the Option at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Shares (or such other stock or securities) issuable on such exercise prior to such date, the securities of IMA to which Holder would have been entitled upon such date if Holder had exercised this Option immediately prior thereto (all subject to adjustment as provided for herein).

          d. If any capital reorganization of the capital stock of IMA, or any consolidation or merger of IMA with or into another corporation, or sale of all or substantially all of IMA's assets to another corporation shall be effected in such a way that holders of IMA's capital stock will be entitled to receive stock, securities or assets with respect to or in exchange for IMA's capital stock, in each such case Holder shall, upon the exercise of the Option, at any time after the consummation of such capital reorganization, consolidation, merger or sale, be entitled to receive, in lieu of the stock or other securities and assets receivable upon the exercise of the Option prior to such consummation, the stock or other securities and assets to which Holder would have been entitled upon such consummation if Holder had exercised the Option immediately prior to the consummation of such capital reorganization, consolidation, merger or sale, all subject to further adjustment as provided for herein, and in each such case, the terms of the Option shall be applicable to the shares of stock or other securities and assets receivable upon the exercise of the Option after such consummation.

     2.   Exercise of Option to Buy Shares.
          --------------------------------

          a. Holder may exercise this Option by the surrender of the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Exhibit A and Exhibit B, respectively, duly completed and executed at the
---------     ---------
principal office of IMA, accompanied by payment in full of the Purchase Price in cash, or by check or wire transfer in next day available funds.

          b. This Option shall be deemed to have been exercised immediately prior to the close of business on the date Holder surrenders the Notice of Exercise and Investment Representation Statement to IMA as provided above, and the persons or entities to receive the Shares issuable upon such exercise shall be treated for all purposes as a stockholder of IMA as of the close of business on such date.

          c. As promptly as practicable after such date, IMA shall issue and deliver to the persons entitled to receive the Shares a certificate or certificates for the number of full Shares issuable upon exercise.

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          d.   The Option must be exercised for the total number of Shares then issuable upon exercise of the Option.

     3.   Redemption of buyingedge.com Series A Stock.
          -------------------------------------------

          a. Concurrent with its exercise of the Option, Holder shall redeem (the "Redemption") all shares of buyingedge.com's Series A Preferred Stock (the "Series A Stock") that it or any of its affiliates or related entities owns.

          b. If, at the time of the Redemption, buyingedge.com does not have the financial resources to redeem all of Holder's shares of Series A Stock, IMA hereby covenants to transfer to buyingedge.com to the extent it may make such transfer pursuant to applicable law, within five (5) business days of its receipt of the Notice of Exercise, sufficient funds to enable buyingedge.com to legally consummate the Redemption through stock purchase, loan or other method as IMA shall determine and which shall permit buyingedge.com to redeem such shares.

          c. The Redemption of the Series A Stock shall occur in accordance with the provision of Article IV(B)(3) of buyingedge.com's Certificate of Incorporation, as amended to date.

          d. Holder shall use the proceeds it receives from buyingedge.com from the Redemption of the Series A Stock to pay the Purchase Price for the Shares and agrees to instruct buyingedge.com to transfer the full amount of the redemption price for the Series A Stock directly to IMA in payment of the exercise price of this Option.

     4.   No Stockholder Rights. This Option, by itself, as distinguished from
          ---------------------
any Shares acquired by Holder upon exercise of this Option, shall not entitle Holder to any of the rights of a stockholder of IMA.

     5.   Reservation of Stock. IMA shall reserve from its authorized and
          --------------------
unissued Common Stock a sufficient number of shares to provide for the issuance of the Shares upon Holder's exercise of the Option. Issuance of this Option shall constitute full authority of IMA's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares issuable upon exercise of the Option.

     6.   Piggyback Registration Rights.
          -----------------------------

          a. If IMA shall determine to register any of its securities either for its own account or for the account of a stockholder(s) exercising demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act of 1933, as amended (the "Act"), or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Shares, IMA shall promptly give to Holder written notice thereof and include in such registration (and any related qualification under blue sky laws), and in any underwriting involved therein, the number of shares specified in a written request made by Holder within fifteen (15) days after receipt of such written notice from IMA, except as set forth in

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subsection (b) below.

          b. If the registration for which IMA gives notice is for a registered public offering involving an underwriting, the right of Holder to registration shall be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Shares in the underwriting pursuant to an underwriting agreement in customary form with the underwriter(s) selected by IMA. Notwithstanding any other provision of this Section, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may exclude some or all of the Shares with the number of shares that may be included in the registration and underwriting being allocated among Holder and all other stockholders entitled to have securities included in such registration in proportion, as nearly as practicable, to the respective amounts of securities which they had requested to be included in such registration (provided, however, that if the registration is for the account of stockholders exercising demand registration rights, the number of shares that may be included by Holder shall be cut back entirely before any limitation on the number of shares that may be included by such stockholders).

          c. All expenses of the registration shall be borne by IMA, except underwriting discounts and selling commissions applicable to the sale of any of Holder's Shares and any other securities of IMA being sold in the same registration by other stockholders, which shall be borne by Holder and such other stockholders pro rata on the basis of the number of shares being registered.

     7.   Legends.  This Option and the Shares (and the securities issuable,
          -------
directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     8.   Transfer of Option. This Option may only be transferred or assigned by
          ------------------
Holder hereof in whole or in part, to an affiliated or related entity of Holder, provided that, if a party acquires Series A Stock from Holder constituting less than all Series A Stock held by Holder, then this Option shall be partially transferable to such party only with respect to the number of Shares that equals the same proportion of the total number of Shares initially covered hereby as the number of shares of Series A Stock represents to the total number of shares of Series A Stock initially issued to Holder, which amounts shall be proportionately adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or similar event altering the number of outstanding shares of IMA's or buyingedge.com's capital stock, provided, however, that the transferor provides, at IMA's request, an opinion of counsel reasonably satisfactory to IMA that the registration does not require registration under the Act and the securities law applicable with respect to any other applicable jurisdiction.

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     9.   Termination. The Option shall terminate and no longer be exercisable
          -----------
at 5:00 p.m., Connecticut time, on August 12, 2002.

     10.  Miscellaneous.  This Agreement shall be governed by the laws of
          -------------
Connecticut as such laws are applied to contracted entered into and performed entirely in Connecticut. The headings in this Agreement are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Agreement nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by IMA and Holder. All notices and other communications shall be hand delivered, sent by facsimile or other electronic medium, or mailed, postage prepaid, to IMA or Holder at the address et forth below each party's signature to this Agreement or to such other address as may be furnished in writing to the other parties hereto.

     11.  Counterparts. This Agreement and any exhibit hereto may be executed in
          ------------
multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Agreement or any Exhibit hereto may be delivered via facsimile, with the intention that they shall have the same effect as an original counterpart hereof.

     12.  Entire Agreement. This Agreement and the other documents delivered
          ----------------
pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

     13.  Severability. In case any provision of this Agreement shall be found
          ------------
by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

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     IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the date first written above.

                               Information Management Associates, Inc.
                               a Connecticut corporation

                               By:

                               Address:


                               Wand Affiliates Fund L.P.

                               By:

                               Name:

                               Title:

                               Address:  c/o Wand Partners LLC
                                         630 Fifth Avenue, Suite 2435
                                         New York, NY 10111

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                                   Exhibit A
                                   ---------

NOTICE OF EXERCISE

TO:  Information Management Associates, Inc.

1. The undersigned hereby elects to purchase ________________ shares of the Common Stock of Information Management Associates pursuant to the terms of the attached Option Agreement to which this Exhibit A is attached, and
                                                 ---------
     tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

                      __________________________________
                                    (Name)

                      __________________________________
                                   (Address)



(Date)                                  (Name of Option Holder)


                                        By:


                                        Title:

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                                   Exhibit B
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT

                                   Shares of
                    Information Management Associates, Inc.

In connection with the purchase of the above-listed securities, the undersigned hereby represents to Information Management Associates, Inc. ("IMA") as follows:

(a) The securities to be received upon the exercise of the Option (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any Securities issuable upon exercise of the Option.

(b) The undersigned understands that the Securities issuable upon exercise of the Option at the time of issuance may not be registered under the Act, and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that IMA's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

(c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Option unless and until (i) it shall have notified IMA of the proposed disposition and shall have furnished IMA with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished IMA with an opinion of counsel satisfactory to IMA and IMA's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d) The undersigned acknowledges that an investment in IMA is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of IMA concerning IMA's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify IMA's disclosures, and has had all questions which have been asked by it satisfactorily answered by IMA.
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(e)  The undersigned acknowledges that the Securities issuable upon exercise of the Option must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about IMA, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

     Dated:



                                        (Typed or Printed Name)

                                        By:
                                        (Signature)


                                        (Title)